Exhibit 99.1

Blucora Announces Second Quarter Results
BELLEVUE, WA — (Marketwired) — July 30, 2015 — Blucora, Inc. (NASDAQ: BCOR) today announced financial results for the second quarter ended June 30, 2015.

“Results in the quarter were consistent with our expectations,” said Bill Ruckelshaus, President and Chief Executive Officer of Blucora. “For the first half of 2015, we are pleased with TaxACT’s revenue and segment income results, reflecting strong performance in a competitive season. Pressures in our Search and Content segment are contributing to overall declines year-on-year. We remain focused on operating our businesses with discipline, managing expenses and allocating capital wisely during this period of transition.”
Summary Financial Performance: Q2 2015
($ in millions except per share amounts)

	Q2	Q2
	2015	2014	Change
Revenues	$119.0	$141.6	(16)%
Search and Content	$52.1	$79.8	(35)%
Tax Preparation	$30.9	$26.5	17%
E-Commerce	$35.9	$35.3	2%
Adjusted EBITDA	$25.0	$29.8	(16)%
Non-GAAP Net Income	$20.0	$23.9	(17)%
Non-GAAP Diluted EPS	$0.48	$0.55	(13)%
GAAP Net Income	$4.3	$8.7	(51)%
GAAP Diluted EPS	$0.10	$0.20	(50)%
See reconciliations of non-GAAP to GAAP measures in tables below.
Segment Information
Tax Preparation
Tax Preparation segment income for the second quarter of 2015 was $19.9 million or 64 percent of segment revenue, up 16% compared to the second quarter of 2014.
Search and Content
Search and Content segment income for the second quarter of 2015 was $6.8 million or 13 percent of segment revenue.
E-Commerce
E-Commerce segment income for the second quarter of 2015 was $2.6 million or 7 percent of segment revenue.
Corporate Operating Expenses
Unallocated corporate operating expenses for the second quarter of 2015 were $4.3 million, compared to $3.8 million for the second quarter of 2014.

Third Quarter Outlook
For the third quarter of 2015, the Company expects revenues to be between $82.5 million and $90.3 million, Adjusted EBITDA to be between $(1.0) million and $1.6 million, Non-GAAP net loss to be between $5.7 million and $2.6 million, or $(0.14) to $(0.06) per diluted share, and GAAP net loss to be between $11.2 million and $9.4 million, or $(0.27) to $(0.23) per share.
Conference Call and Webcast
A conference call and live webcast will be held today at 2 p.m. Pacific Time / 5 p.m. Eastern Time during which the Company will further discuss second quarter results and its outlook for the third quarter of 2015. The live webcast and supplemental materials are included in a current report on form 8-K filed today and can be accessed in the Investor Relations section of the Blucora corporate website at http://www.blucora.com. A replay of the call will also be available on our website.
About Blucora®
Blucora, Inc. (NASDAQ: BCOR) operates a diverse group of Internet businesses. Its mission is to deliver long-term value to its customers, partners, and shareholders through financial discipline, operational expertise, and technology innovation. Named one of Fortune® Magazine’s 100 Fastest-Growing Companies for the past two years, Blucora’s online businesses reach millions of users worldwide every day. Blucora is headquartered in Bellevue, Washington. For more information, please visit www.Blucora.com. Follow and subscribe to Blucora on Twitter, LinkedIn, and YouTube.
Source: Blucora
Blucora Contact:
Stacy Ybarra, 425-709-8127
stacy.ybarra@blucora.com

This announcement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results may differ significantly from management’s expectations due to various risks and uncertainties including, but not limited to: general economic, industry, and market sector conditions; the availability of products to sell; the timing and extent of market acceptance of developed products and services and related costs; our dependence on companies to distribute our products and services; the ability to successfully integrate acquired businesses; future acquisitions; the successful execution of the Company’s strategic initiatives, technology enhancements, operating plans, and marketing strategies; and the condition of our cash investments. A more detailed description of these and certain other factors that could affect actual results is included in Blucora, Inc.’s most recent Quarterly Report on Form 10-Q and subsequent reports filed with or furnished to the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Blucora, Inc. undertakes no obligation to update any forward-looking statements to reflect new information, events, or circumstances after the date of this release or to reflect the occurrence of unanticipated events.

Blucora, Inc.
Preliminary Condensed Consolidated Statements of Operations
(Unaudited)
(Amounts in thousands, except per share data)

	Three months ended June 30,		Six months ended June 30,
	2015	2014	2015	2014
Revenues:
Services revenue	$83,030	$106,270	$222,844	$285,314
Product revenue, net	35,946	35,299	70,958	72,438
Total revenues	118,976	141,569	293,802	357,752
Operating expenses:
Cost of revenues:
Services cost of revenue (1)	30,771	56,233	65,712	127,526
Product cost of revenue	25,255	23,137	49,355	48,166
Total cost of revenues (2)	56,026	79,370	115,067	175,692
Engineering and technology (2)	5,168	4,817	10,385	8,952
Sales and marketing (2)	27,287	22,287	81,483	78,123
General and administrative (2)	11,014	10,425	21,423	19,057
Depreciation	1,187	1,135	2,325	2,193
Amortization of intangible assets	6,118	5,761	12,236	11,345
Total operating expenses	106,800	123,795	242,919	295,362
Operating income	12,176	17,774	50,883	62,390
Other loss, net (3)	(4,577)	(3,724)	(8,303)	(7,793)
Income before income taxes	7,599	14,050	42,580	54,597
Income tax expense	(3,348)	(5,313)	(15,229)	(19,873)
Net income	$4,251	$8,737	$27,351	$34,724
Net income per share:
Basic	$0.10	$0.21	$0.67	$0.83
Diluted	$0.10	$0.20	$0.65	$0.79
Weighted average shares outstanding:
Basic	40,918	41,570	40,953	41,866
Diluted	41,936	43,084	41,918	43,803
(1) Includes amortization of acquired intangible assets of $1.9 million for the three months ended June 30, 2015 and 2014 and $3.7 million and $3.8 million for the six months ended June 30, 2015 and 2014, respectively.
(2) Stock-based compensation expense was allocated among the following captions (in thousands):

	Three months ended June 30,		Six months ended June 30,
	2015	2014	2015	2014
Cost of revenues	$58	$113	$107	$272
Engineering and technology	514	315	806	744
Sales and marketing	518	722	948	1,641
General and administrative	2,258	1,808	4,186	3,709
Total stock-based compensation expense	$3,348	$2,958	$6,047	$6,366
(3) Other loss, net was allocated among the following captions (in thousands):

	Three months ended June 30,		Six months ended June 30,
	2015	2014	2015	2014
Interest income	$(124)	$(88)	$(242)	$(196)
Interest expense	2,492	2,764	5,260	5,779
Amortization of debt issuance costs	295	284	643	565
Accretion of debt discounts	958	916	2,089	1,822
Realized loss on available-for-sale investments, net	353	—	417	—
Other-than-temporary impairment loss on equity securities	964	—	964	—
Gain on third party bankruptcy settlement	(366)	(167)	(842)	(167)
Other	5	15	14	(10)
Other loss, net	$4,577	$3,724	$8,303	$7,793

Blucora, Inc.
Preliminary Condensed Consolidated Balance Sheets
(Unaudited)
(Amounts in thousands)

	June 30, 2015	December 31, 2014
ASSETS
Current assets:
Cash and cash equivalents	$59,498	$46,444
Available-for-sale investments	237,389	254,854
Accounts receivable, net	26,688	30,988
Other receivables	1,046	3,295
Inventories	34,434	29,246
Prepaid expenses and other current assets, net	12,529	13,477
Total current assets	371,584	378,304
Property and equipment, net	15,595	15,942
Goodwill, net	304,658	304,658
Other intangible assets, net	153,654	168,919
Other long-term assets	4,238	4,891
Total assets	$849,729	$872,714
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$31,274	$37,755
Accrued expenses and other current liabilities	24,391	21,505
Deferred revenue	6,074	7,884
Short-term portion of long-term debt, net	—	7,914
Total current liabilities	61,739	75,058
Long-term liabilities:
Long-term debt, net	30,000	85,835
Convertible senior notes, net	187,075	185,177
Deferred tax liability, net	23,178	42,963
Deferred revenue	2,910	1,915
Other long-term liabilities	3,195	2,741
Total long-term liabilities	246,358	318,631
Total liabilities	308,097	393,689

Stockholders’ equity:
Common stock	4	4
Additional paid-in capital	1,501,793	1,467,658
Accumulated deficit	(960,173)	(987,524)
Accumulated other comprehensive income (loss)	8	(1,113)
Total stockholders’ equity	541,632	479,025
Total liabilities and stockholders’ equity	$849,729	$872,714

Blucora, Inc.
Preliminary Condensed Consolidated Statements of Cash Flows
(Unaudited)
(Amounts in thousands)

	Six months ended June 30,
	2015	2014
Operating Activities:
Net income	$27,351	$34,724
Adjustments to reconcile net income to net cash from operating activities:
Stock-based compensation	6,047	6,366
Depreciation and amortization of intangible assets	18,932	17,920
Excess tax benefits from stock-based award activity	(32,535)	(34,369)
Deferred income taxes	(21,558)	(18,172)
Amortization of premium on investments, net	902	2,221
Amortization of debt issuance costs	643	565
Accretion of debt discounts	2,089	1,822
Realized loss on available-for-sale investments, net	417	—
Other-than-temporary impairment loss on equity securities	964	—
Other	112	57
Cash provided (used) by changes in operating assets and liabilities:
Accounts receivable	4,245	12,347
Other receivables	2,249	4,362
Inventories	(5,188)	(1,738)
Prepaid expenses and other current assets	2,048	874
Other long-term assets	(2)	48
Accounts payable	(6,481)	(18,011)
Deferred revenue	(815)	(555)
Accrued expenses and other current and long-term liabilities	35,270	26,789
Net cash provided by operating activities	34,690	35,250
Investing Activities:
Business acquisitions, net of cash acquired	—	(44,927)
Purchases of property and equipment	(2,105)	(2,859)
Purchases of intangible assets	(696)	—
Proceeds from sales of investments	15,008	21,546
Proceeds from maturities of investments	113,406	121,496
Purchases of investments	(112,090)	(144,049)
Net cash provided (used) by investing activities	13,523	(48,793)
Financing Activities:
Proceeds from credit facilities	20,000	4,000
Repayment of credit facilities	(83,940)	(60,000)
Stock repurchases	(5,521)	(25,785)
Excess tax benefits from stock-based award activity	32,535	34,369
Proceeds from stock option exercises	2,093	1,746
Proceeds from issuance of stock through employee stock purchase plan	608	665
Tax payments from shares withheld upon vesting of restricted stock units	(934)	(1,913)
Net cash used by financing activities	(35,159)	(46,918)
Net increase (decrease) in cash and cash equivalents	13,054	(60,461)
Cash and cash equivalents, beginning of period	46,444	130,225
Cash and cash equivalents, end of period	$59,498	$69,764

Blucora, Inc.
Preliminary Segment Information
(Unaudited)
(Amounts in thousands)

	Three months ended June 30,		Six months ended June 30,
	2015	2014	2015	2014
Revenues:
Search and Content	$52,130	$79,818	$110,876	$186,583
Tax Preparation	30,900	26,452	111,968	98,731
E-Commerce	35,946	35,299	70,958	72,438
Total revenues	118,976	141,569	293,802	357,752
Operating income:
Search and Content	6,814	14,032	15,212	33,262
Tax Preparation	19,890	17,211	64,035	54,613
E-Commerce	2,624	2,378	5,186	5,856
Corporate-level activity (1)	(17,152)	(15,847)	(33,550)	(31,341)
Total operating income	12,176	17,774	50,883	62,390
Other loss, net	(4,577)	(3,724)	(8,303)	(7,793)
Income tax expense	(3,348)	(5,313)	(15,229)	(19,873)
Net income	$4,251	$8,737	$27,351	$34,724
(1) Corporate-level activity included the following (in thousands):

	Three months ended June 30,		Six months ended June 30,
	2015	2014	2015	2014
Operating expenses	$4,314	$3,833	$8,571	$7,055
Stock-based compensation	3,348	2,958	6,047	6,366
Depreciation	1,509	1,414	2,971	2,809
Amortization of intangible assets	7,981	7,642	15,961	15,111
Total corporate-level activity	$17,152	$15,847	$33,550	$31,341

Blucora, Inc.
Reconciliations of Non-GAAP Financial Measures to the Nearest Comparable GAAP Measures

Preliminary Adjusted EBITDA Reconciliation (1)
(Unaudited)
(Amounts in thousands)

	Three months ended June 30,		Six months ended June 30,
	2015	2014	2015	2014
Net income (2)	$4,251	$8,737	$27,351	$34,724
Stock-based compensation	3,348	2,958	6,047	6,366
Depreciation and amortization of intangible assets	9,490	9,056	18,932	17,920
Other loss, net (3)	4,577	3,724	8,303	7,793
Income tax expense	3,348	5,313	15,229	19,873
Adjusted EBITDA	$25,014	$29,788	$75,862	$86,676

Preliminary Non-GAAP Net Income Reconciliation (1)
(Unaudited)
(Amounts in thousands, except per share amounts)

	Three months ended June 30,		Six months ended June 30,
	2015	2014	2015	2014
Net income (2)	$4,251	$8,737	$27,351	$34,724
Stock-based compensation	3,348	2,958	6,047	6,366
Amortization of acquired intangible assets	7,981	7,642	15,961	15,111
Accretion of debt discount on Convertible Senior Notes	958	890	1,898	1,764
Other-than-temporary impairment loss on equity securities	964	—	964	—
Cash tax impact of adjustments to GAAP net income	(118)	(197)	(260)	(251)
Non-cash income tax expense (1)	2,577	3,878	10,977	16,197
Non-GAAP net income	$19,961	$23,908	$62,938	$73,911

Per diluted share:
Net income	$0.10	$0.20	$0.65	$0.79
Stock-based compensation	0.08	0.07	0.15	0.15
Amortization of acquired intangible assets	0.19	0.17	0.38	0.34
Accretion of debt discount on Convertible Senior Notes	0.02	0.02	0.05	0.04
Other-than-temporary impairment loss on equity securities	0.03	—	0.02	—
Cash tax impact of adjustments to GAAP net income	(0.00)	(0.00)	(0.01)	(0.00)
Non-cash income tax expense	0.06	0.09	0.26	0.37
Non-GAAP net income per share	$0.48	$0.55	$1.50	$1.69
Weighted average shares outstanding used in computing diluted non-GAAP net income per share and its components	41,936	43,084	41,918	43,803

Preliminary Adjusted EBITDA Reconciliation for Forward-Looking Guidance
(Amounts in thousands)

	Ranges for the three months ending
	September 30, 2015
Net loss	$(11,200)	$(9,400)
Stock-based compensation	3,800	3,800
Depreciation and amortization of intangible assets	9,000	8,900
Other loss, net (3)	3,700	3,600
Income tax benefit	(6,300)	(5,300)
Adjusted EBITDA	$(1,000)	$1,600

Preliminary Non-GAAP Net Income Reconciliation for Forward-Looking Guidance
(Amounts in thousands)

	Ranges for the three months ending
	September 30, 2015
Net loss	$(11,200)	$(9,400)
Stock-based compensation	3,800	3,800
Amortization of acquired intangible assets	7,200	7,200
Accretion of debt discount on Convertible Senior Notes	1,000	1,000
Non-cash income tax benefit	(6,500)	(5,200)
Non-GAAP net loss	$(5,700)	$(2,600)
Notes to Reconciliations of Non-GAAP Financial Measures to the Nearest Comparable GAAP Measures:
(1) We define Adjusted EBITDA differently for this report than we have defined it in the past, due to the impairment of goodwill and intangible assets recorded in the fourth quarter of 2014. We define Adjusted EBITDA as net income, determined in accordance with the accounting principles generally accepted in the United States of America (“GAAP”), excluding the effects of income taxes, depreciation, amortization of intangible assets, impairment of goodwill and intangible assets, stock-based compensation, and other loss, net (as described in note (3) below).
We believe that Adjusted EBITDA provides meaningful supplemental information regarding our performance. We use this non-GAAP financial measure for internal management and compensation purposes, when publicly providing guidance on possible future results, and as a means to evaluate period-to-period comparisons. We believe that Adjusted EBITDA is a common measure used by investors and analysts to evaluate our performance, that it provides a more complete understanding of the results of operations and trends affecting our business when viewed together with GAAP results, and that management and investors benefit from referring to this non-GAAP financial measure. Items excluded from Adjusted EBITDA are significant and necessary components to the operations of our business and, therefore, Adjusted EBITDA should be considered as a supplement to, and not as a substitute for or superior to, GAAP net income. Other companies may calculate Adjusted EBITDA differently and, therefore, our Adjusted EBITDA may not be comparable to similarly titled measures of other companies.
We define non-GAAP net income differently for this report than we have defined it in the past, due to the impairment of goodwill and intangible assets recorded in the fourth quarter of 2014 and amounts recorded in other loss, net that resulted from an other-than-temporary impairment loss recognized on equity securities in the second quarter of 2015 and adjustments related to finalizing Monoprice's 2013 federal and state tax returns in the third quarter of 2014. For this report, we define non-GAAP net income as net income, determined in accordance with GAAP, excluding the effects of stock-based compensation, amortization of acquired intangible assets, impairment of goodwill and intangible assets, accretion of debt discount on the Convertible Senior Notes, other-than-temporary impairment loss on equity securities, changes in non-cash pre-acquisition liabilities, and the related cash tax impact of those adjustments, and non-cash income taxes. We exclude the non-cash portion of income taxes because of our ability to offset a substantial portion of our cash tax liabilities by using deferred tax assets, which consist primarily of U.S. federal net operating losses. The majority of these deferred tax assets will expire, if unutilized, between 2020 and 2024.
We believe that non-GAAP net income and non-GAAP net income per share provide meaningful supplemental information to management, investors, and analysts regarding our performance and the valuation of our business by excluding items in the statement of operations that we do not consider part of our ongoing operations or have not been, or are not expected to be, settled in cash. Additionally, we believe that non-GAAP net income and non-GAAP net income per share are common measures used by investors and analysts to evaluate our performance and the valuation of our business. Non-GAAP net income should be evaluated in light of our financial results prepared in accordance with GAAP and should be considered as a supplement to, and not as a substitute for or superior to, GAAP net income. Other companies may calculate non-GAAP net income differently, and, therefore, our non-GAAP net income may not be comparable to similarly titled measures of other companies.
(2) As presented in the Preliminary Condensed Consolidated Statements of Operations (unaudited).
(3) Other loss, net primarily includes items such as interest income, interest expense, amortization of debt issuance costs, accretion of debt discounts, realized gains and losses on available-for-sale investments, impairment losses on equity investments, adjustments to contingent liabilities related to business combinations, and gain on third party bankruptcy settlement.